Piper Jaffray Road Show New York, NY and Boston, MA August 14-15, 2018 Chris Oddleifson - Chief Executive Officer Robert Cozzone - Chief Financial Officer Gerard Nadeau - Chief Commercial Banking Officer

Who We Are • Main Sub: Rockland Trust • Market: Eastern Massachusetts • Loans: $6.5B • Deposits: $7.0B • $AUA: $3.6B • Market Cap: $2.4B • NASDAQ: INDB (2)

Key Messages • Lengthy track record of consistent, solid performance • Healthy loan and core deposit originations • Growing fee revenue sources, esp. Investment Mgmt. • Expanding footprint in growth markets • Tangible book value steadily growing * • Steadily improving operating efficiency • Disciplined risk management culture • Proven integrator of acquired banks • Deep, experienced management team (3) * See appendix A for reconciliation

Expanding Company Footprint % of Market Share INDB Dep. Plymouth County Rank 2017 1 22.9% 39% Norfolk County Rank 2017 5 4.8% 19% Barnstable County (Cape Cod) Rank 2017 4 11.2% 13% Bristol County Rank 2017 6 7.8% 12% Middlesex County Rank 2017 19 1.1% 10% Suffolk County Rank 2017 18 0.3% 4% Dukes County (MV) Rank 2017 3 16.0% 2% Worcester County (4) Rank 2017 30 0.3% 1% Source: SNL Financial; Deposit/Market Share data as of June 30, 2017

Recent Accomplishments • Five consecutive years of record operating earnings** • Reached agreement to acquire MNB Bancorp • Capitalizing on expansion moves in vibrant Greater Boston market • Reached $3.6B in Assets Under Administration • Growth initiatives – new revitalized branches, expanded digital offerings, senior talent adds, esp. Comm'l Lending and Investment Mgmt • Strong household growth rate (5) **See appendix B for reconciliation

Strong Fundamentals Driving Performance • Robust customer activity Net Income ($Mil) +16% CAGR $87.2 $4.00 $76.6 • Core deposits at 90% $80.0 $65.0 $3.19 $58.7 $3.00 $60.0 $2.90 • Fee revenues increasing $2.50 $2.00 $40.0 $2.13 • Rising net interest margin $20.0 $1.00 • Low funding costs $0.0 $0.00 2015 2016 2017 1H18 • Low credit loss rates Net Income Diluted EPS • Operating ROA: 1.5% Operating Earnings ($Mil)** +13% CAGR $91.7 $4.00 • Operating ROE: 12.4% $80.4 $80.0 $71.7 $3.35 $59.0 $3.00 $3.04 • Improving operating efficiency $60.0 $2.76 $2.00 $40.0 2.14 • Accretive acquisitions $1.00 $20.0 (6) $0.0 $0.00 • TBV steadily growing* 2015 2016 2017 1H18 * See appendix A for reconciliation Operating Earnings Diluted EPS **See appendix B for reconciliation

Vibrant Commercial Lending Franchise Total Loans $6.5B • Long-term CRE/C&I lender Avg. Yield: 4.51% 2Q 2018 • Increased small business focus • Strong name recognition in local markets Home Eq • Expanded market presence 17% • New loans generated: $1B+ in '17 Resi Mtg 12% • Added senior leaders from competitors • Growing in sophistication and capacity Commercial 71% • Commercial banker development program • Disciplined underwriting (7)

Commercial Diversification Total Commercial Real Estate Portfolio Total C&I Loan Portfolio $3.5B as of 6/30/2018 $976M as of 6/30/2018 All Other (12 Sectors): 14.6% Health Care & Retail Trade: 18.5% All Other 16.5% Social Assistance: Residential - Related 3.6% 31.1% Strip Malls 5.5% Other services: 3.6% Real Industrial Warehouse Finance and Estate/ 8.0% Insurance: 7.3% Rental and Leasing: Hotels/Motels 8.8% 17.5% Commercial Buildings Manufacturing: 11.0% 17.9% Office Buildings 12.2% Construction: 12.1% Wholesale Trade: 11.8% *Includes 1-4 Family, multifamily, Condos and Approved Land CRE C&I ($ Bil.) ($ Mil.) CRE NOO CRE/Capital** $1,200 $976 $902 $1,000 $843 $889 $4.0 $3.3 $3.5 $3.5 330% $800 $3.0 $3.0 316% 310% $600 306% 304% $2.0 299% 290% $400 (8) $1.0 270% $200 $0.0 250% $0 2015 2016 2017 2Q18 2015 2016 2017 2Q18 **Non-Owner Occupied Commercial Real Estate divided by Total Capital

Low Cost Deposit Base Total Deposits $7.0B • Sizable demand deposit component 2Q 2018 • Valuable source of liquidity CDs 9% Demand • Relationship-based approach Deposits 32% • Expanded digital access Savings/Now 40% Money • Growing commercial base Market 19% Core Deposits Cost of Deposits ($ Bil.) 0.30 $7.0 $6.3 $5.8 $6.1 94.0% 0.25 $6.0 $5.3 0.25% 0.20 $5.0 0.20% 89.0% 0.19% $4.0 89.9% 90.1% 90.4% 0.15 0.18% 88.6% $3.0 0.10 $2.0 84.0% (9) $1.0 0.05 $0.0 79.0% 0.00 2015 2016 2017 2Q18 2015 2016 2017 1H18 Core Deposits Core to Total

Investment Management: Transformed Into High Growth Business AUAs ($ Mil.) CAGR +11% • Successful business model • Growing source of fee revenues $3,486 $3,571 $2,671 $2,919 • Strong feeder business from Bank 2015 2016 2017 2Q18 • Expanding investment center locations • Adding experienced professionals Revenues ($ Mil.) • Capitalizing on cross-sell opportunity CAGR in acquired bank markets +7% • Integrating private banking efforts 23.8 (10) $19.6 $20.7 $21.8 $13.0 2014 2015 2016 2017 1H18

Asset Quality: Well Managed NPLs Other Consumer 0.1% • Disciplined underwriter Home Equity 12.4% • Low loss rates Residential 16.2% • High average FICOs and low average LTVs in consumer book Small Business 0.8% C&I 63.9% CRE 6.6% NPLs Net Chargeoffs ($Mil.) ($Mil.) $70.0 $57.4 1.10% $7.0 6bps $60.0 $49.6 $47.1 1.00% $6.0 6bps 5bps $50.0 0.96% 0.90% $5.0 4bps $40.0 0.80% $4.0 bps $27.7 3bps $30.0 0.78% 0.70% $3.0 2bps $20.0 0.73% 0.60% 1bps 2bps 0.50% $2.0 1bps 3.9 0.6 $10.0 0.50% $1.0 1bps 0.8 0.3 $0.0 0.40% $0.0 0bps 2015 2016 2017 1H18 2015 2016 2017 1H18 (11) NPLs ($Mil) NPL/Loan% Net Charge-offs Loss Rate

Strong Capital Position Cash Dividends Declared Per Share • Strong internal capital generation $1.50 $1.28 $1.16 $1.04 • No storehousing of excess capital $1.00 $0.76 • No external equity raising $0.50 • No dividend cuts $0.00 2015 2016 2017 1H18 • Announced 19% increase in 1Q18 Book Value Tangible Book Value* $34.38 $35.49 $32.02 $35 $29.40 $30.0 $25.60 $26.78 12% $30 15% $23.45 11.68% 11.66% $25.0 $21.29 10% $25 10.70% 11.22% $20.0 8.96% 9.06% 8% $20 10% 7.98% 8.47% 10.04% 10.39% $15.0 6% $15 9.33% 9.77% $10 5% $10.0 4% $5 $5.0 2% $0 0% $0.0 0% 2015 2016 2017 2Q18 2015 2016 2017 2Q18 (12) Book Value Per Share Equity/Assets % TBV Per Share Tier 1 Leverage Tangible Equity/Tangible Assets% * See appendix A for reconciliation

Well-Positioned for Rising Rates: Prudent Balance Sheet Management Interest Rate Sensitivity 25 20 e 15 m o c n I t s 10 e r Down 100 e t n I t Up 200 e 5 N n o Up 400 e s a 0 e r c Flat Up 200 n I % -5 -10 -15 Year 0 Year 1 Year 2 (13)

Sustaining Business Momentum Business Line Focal Points • Expand Market Presence/Recruit Seasoned Lenders • Grow Client Base • Expand Specialty Products, e.g. ABL, Leasing • Lender Development Programs • Continue to Drive Household Growth • Expand Digital Offerings • Optimize Branch Network • Capitalize on Strong Market Demographics • Continue Strong Branch/Commercial Referrals • Recruit Senior Professionals • Expand COI Relationships (14) • Continue Aggressive H.E. Marketing • Scalable Resi Mortgage Origination Platform

Optimizing Retail Delivery Network Recent optimization decisions include: • Utilize specialized analytics software/location model • Shift branch distribution • Close/consolidate 3 • Open 1 • Relocate 2 • Redesign 1 • Add 1: downtown Boston • Acquire 3: pending Milford National Bank acquisition • Add branch walk-up ATM • Replace 4 older, inefficient ATMs with new models • Convert all debit cards to EMV ready (15) • Install cash recyclers in 4 branches for more efficient transaction processing

Expanded Presence in Vibrant Greater Boston Central Bancorp $357MM Deposits 10 Branches – Nov. 2012 Investment Management Boston Financial District and Commercial Lending Branch Center planned 4Q 2018 October 2013 Newton Branch January 2018 Peoples Federal Bancshares $432MM Deposits 8 Branches – Feb. 2015 (16) Long-Term Commercial Lender in Greater Boston

MNB Bancorp Acquisition Milford National Bank • Profitable, well-managed community bank (1849) • Strengthens presence in Worcester County • Attractive, low-cost deposit base • Highly complementary investment management • Modest, low-risk deal • Asset size: $365MM • Est. transaction value: $54MM (at announcement) • Financially attractive expectation • $0.10 EPS accretion in 2019 • IRR: 19% • Expected to close in 4Q18 (17) INDB: A Proven Integrator

Building Franchise Value

Disciplined Acquisitions

Slade's Ferry Bancorp Mar '08	Benjamin Franklin Bancorp Apr '09	Central Bancorp Nov '12	Mayflower Bancorp Nov '13	Peoples Federal Bancshares Feb '15
$630mm Assets $411mm Deposits 9 Branches	$994mm Assets $701mm Deposits 11 Branches	$537mm Assets $357mm Deposits 10 Branches	$243mm Assets $219mm Deposits 8 Branches	$640 mm Assets $432mm Deposits 8 Branches
Deal Value: $102.2 MM 17% Core Dep. Premium*	Deal Value: $84.5MM 2% Core Dep. Premium*	Deal Value: $52.0MM 8% Core Dep. Premium*	Deal Value: $40.3MM 8% Core Dep. Premium*	Deal Value: $141.8MM 10% Core Dep. Premium*

New England Bancorp Nov '16	Island Bancorp May '17	MNB Bancorp 4Q '18 (est.)
$276mm Assets $176mm Deposits Net 1 Branch	$194mm Assets $171mm Deposits Net 4 Branches	$365mm Assets $301mm Deposits 3 Branches
Deal Value: $41.7MM 12% Core Dep. Premium*	Deal Value: $29MM 9% Core Dep. Premium*	Deal Value: $54MM (at announcement) 12% Core Dep. Premium*

All Acquisitions Immediately Accretive

*Incl. CDs <$100k
Deal metrics based on closing price and actual acquired assets

INDEPENDENT BANK CORP.

(18)

Major Opportunities in Acquired Bank Markets: Capitalizing on Rockland Trust Brand Investment Commercial Banking Management • Sophisticated products • $3.6 billion AUA • Expanded capacity • Wealth/Institutional • In-depth market • Strong referral knowledge network Acquired Bank Customer Bases (19) Retail/Customer • Award-winning customer service • Expanded digital offerings • Home equity direct mail program

INDB Investments Merits • High quality franchise in attractive markets • Consistent, strong financial performance • Strong organic business volumes • Growing brand recognition • Operating platform that can be leveraged further • Capitalizing on in-market consolidation opportunities • Diligent stewards of shareholder capital • Grounded management team • Positioned to grow, build and acquire to drive long-term value creation (20)

Appendix A The following table reconciles Book Value per share, which is a GAAP based measure to Tangible Book Value per share, which is a non-GAAP based measure. It also reconciles the ratio of Equity to Assets, which is a GAAP based measure, to Tangible Equity to Tangible Assets, a non-GAAP measure, for the dates indicated: 2015 2016 2017 1H18 Tangible common equity Stockholders' equity (GAAP) $ 771,463 $ 864,690 $ 943,809 $ 977,065 (a) Less: Goodwill and other intangibles 212,909 231,374 241,147 239,724 Tangible common equity 558,554 633,316 702,662 737,341 (b) Tangible assets Assets (GAAP) 7,209,469 7,709,375 8,082,029 8,381,002 (c) Less: Goodwill and other intangibles 212,909 231,374 241,147 239,724 Tangible assets 6,996,560 7,478,001 7,840,882 8,141,278 (d) Common shares 26,236,352 27,005,813 27,450,190 27,532,524 (e) Common equity to assets ratio (GAAP) 10.70% 11.22% 11.68% 11.66% (a/c) Tangible common equity to tangible assets ratio 7.98% 8.47% 8.96% 9.06% (b/d) (Non-GAAP) Book Value per share (GAAP) $ 29.40 $ 32.02 $ 34.38 $ 35.49 (a/e) Tangible book value per share (Non-GAAP) $ 21.29 $ 23.45 $ 25.60 $ 26.78 (b/e) (21)

Appendix B The following table reconciles net income and diluted EPS, which are GAAP measures, to operating earnings and diluted EPS on an operating basis, which are Non-GAAP Measures as of the time periods indicated: 2015 2016 2017 1H 2018 (Dollars in thousands, except per share data) Net income available to common shareholders (GAAP) $ 64,960 $ 2.50 $ 76,648 $ 2.90 $ 87,204 $ 3.19 $ 58,673 $ 2.13 Non-GAAP adjustments Noninterest income components Gain on sale of fixed income securities (798) (0.03) — — — — — — Noninterest expense components Impairment on acquired facilities 109 — — — — — — — Loss on extinguishment of debt 122 — 437 0.02 — — — — Loss on sale of fixed income securities 1,124 0.04 — — — — — — Merger and acquisition expenses 10,501 0.41 5,455 0.20 3,393 0.12 434 0.01 Total impact of noncore items 11,058 0.42 5,892 0.22 3,393 0.12 434 0.01 Less - net tax benefit associated with noncore items (1) (4,285) (0.16) (2,163) (0.08) (1,241) (0.05) (122) — 2017 Tax Act: revaluation of net deferrred tax assets — — — — 1,895 0.07 — — 2017 Tax Act: revaluation of LIHTC investments — — — — 466 0.02 — — Total tax impact (4,285) (0.16) (2,163) (0.08) 1,120 0.04 (122) — Net operating earnings (Non- (22) GAAP) $ 71,733 $ 2.76 $ 80,377 $ 3.04 $ 91,717 $ 3.35 $ 58,985 $ 2.14